UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 12, 2011
Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 18 Queen Street, Hamilton HM JX Bermuda	N/A

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
     We are amending the Current Report on Form 8-K that we filed on July 12, 2011 to include the Financial Statements of Business Acquired in connection with the acquisition of Clarendon National Insurance Company from Clarendon Insurance Group, Inc., an affiliate of Hannover Re, and to include the Pro Forma Financial Information set forth below under Item 9.01 Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The required financial statements of Clarendon National Insurance Company are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The required pro forma financial information of Enstar Group Limited and Clarendon National Insurance Company is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(d)	Exhibits.

23.1	Consent of KPMG LLP.

99.1	Audited financial statements of Clarendon National Insurance Company and subsidiaries as of and for the years ended December 31, 2010 and 2009.

99.2	Unaudited interim financial statements of Clarendon National Insurance Company and subsidiaries as of June 30, 2011 and for the six months ended June 30, 2011 and 2010.

99.3	Unaudited pro forma condensed combined balance sheet of Enstar Group Limited and Clarendon National Insurance Company as of June 30, 2011 and unaudited pro forma condensed combined statements of earnings of Enstar Group Limited and Clarendon National Insurance Company for the six months ended June 30, 2011 and the year ended December 31, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENSTAR GROUP LIMITED
Date: September 27, 2011	By:	/s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of KPMG LLP.

99.1	Audited financial statements of Clarendon National Insurance Company and subsidiaries as of and for the years ended December 31, 2010 and 2009.

99.2	Unaudited interim financial statements of Clarendon National Insurance Company and subsidiaries as of June 30, 2011 and for the six months ended June 30, 2011 and 2010.

99.3	Unaudited pro forma condensed combined balance sheet of Enstar Group Limited and Clarendon National Insurance Company as of June 30, 2011 and unaudited pro forma condensed combined statements of earnings of Enstar Group Limited and Clarendon National Insurance Company for the six months ended June 30, 2011 and the year ended December 31, 2010.